EQ ADVISORS TRUSTSM – AXA ALL ASSET ALLOCATION SERIES PORTFOLIOS

SUPPLEMENT DATED JUNE 23, 2014 TO THE PROSPECTUS DATED MAY 1, 2014

This Supplement updates certain information contained in the Prospectus dated May 1, 2014 of EQ Advisors Trust (“Trust”) regarding the AXA All Asset Allocation Series Portfolios (“Portfolios”). You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the Underlying Portfolios in which the Portfolios may invest.

Information Regarding the Proposed Reorganization of Certain Underlying Portfolios

The EQ/Davis New York Venture Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Equity Growth PLUS Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio are no longer investment options for the Portfolio. Effective immediately, all references to the EQ/Davis New York Venture Portfolio, EQ/Lord Abbett Large Cap Core Portfolio, EQ/Equity Growth PLUS Portfolio, Multimanager Large Cap Core Equity Portfolio, Multimanager Large Cap Value Portfolio and Multimanager International Equity Portfolio as eligible Underlying Portfolios in which the Portfolios may invest are hereby deleted.

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